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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   October 12, 2000

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                           3D IMAGE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                33-27627                 76-0265438
  (State of Incorporation)   (Commission File No.)   (Tax Identification No.)


P.O. Box 1706, Monrovia, CA 91016
(Address of principal executive offices)


Registrant's telephone number, including area code          (626) 303-6000

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                           3D IMAGE TECHNOLOGY, INC.

                               TABLE OF CONTENTS


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           5.      Other events                    3
                   Signatures                      3
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Item 5.  Other events

         On 4 October 2000, 3D Image Technology Inc. was served with a Complaint for Breach of Contract; Foreclosure on Security; and Declaratory Relief filed by VXL Holdings, SDN. BHD. in the Superior Court of the State of California for the County of Los Angeles. The company is consulting with their attorneys regarding this grave matter.

         Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

         Dated this 16th day of October 2000.


                                          /s/ Robert W. Carroll
                                          --------------------------------------
                                          Robert W. Carroll
                                          Director


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